UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2014

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K of LMI Aerospace, Inc. (the “Company”) dated August 28, 2014, Richard L. Johnson ceased serving as the President of D3 Technologies, Inc. (“D3”), a wholly-owned subsidiary of the Company, effective September 2, 2014, but remained an employee through September 30, 2014, his retirement date. In connection with his retirement, Mr. Johnson’s Employment Agreement dated January 1, 2014 (the “Employment Agreement”) was terminated and Mr. Johnson entered into a Separation and General Release Agreement dated October 2, 2014 (the “Release”).

The Release provides for the payment of the severance amount to which Mr. Johnson was entitled under the Employment Agreement. The severance amount, which is the equivalent of twelve months of Mr. Johnson’s base salary is equal to Three Hundred Thirty-Five Thousand Three-Hundred Eighty Dollars ($335,380.00), less applicable withholdings. D3 will pay the severance amount to Mr. Johnson in equal installments in accordance with D3’s normal payroll policies. Mr. Johnson was granted 17,291 new restricted stock units in accordance with the Company’s 2005 Long-Term Incentive Plan and the terms of a Restricted Stock Unit Agreement, and acknowledged the forfeiture of all of his previously granted and unvested shares of restricted stock. The Release also provides that if the Company meets certain financial performance targets, Mr. Johnson is entitled to a prorated bonus for 2014 equal to three quarters of the bonus to which he would have been entitled pursuant to the Employment Agreement.

In the Release, Mr. Johnson released any and all claims he may have against D3 and its affiliates, including the Company as the parent corporation of D3. Certain of those releases are subject to a revocation period in accordance with law. The Release also imposes various other obligations on Mr. Johnson that are commonly contained in severance agreements and releases of executive officers.

The foregoing summary of the Release does not purport to be complete and is qualified in its entirety by reference to the complete Release, which is attached as Exhibit 10.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2014

LMI AEROSPACE, INC.

By:	/s/ Clifford C. Stebe, Jr.
Clifford C. Stebe, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and Release between D3 Technologies, Inc. and Richard L. Johnson dated October 2, 2014.